SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 15, 2002




                        CITIZENS COMMUNICATIONS COMPANY
             (Exact name of Registrant as specified in its charter)


            Delaware                      001-11001              06-0619596
  (State or other jurisdiction          (Commission           (I.R.S. Employer
       of incorporation)                File Number)         Identification No.)

                                3 High Ridge Park
                           Stamford, Connecticut 06905
               (Address of Principal Executive Offices) (Zip Code)

                                 (203) 614-5600
               (Registrant's Telephone Number, Including Area Code)



                           No Change Since Last Report
                 ----------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

     STAMFORD, Conn., Jan. 15, 2002 - Citizens Communications (NYSE: CZN, CZB) announced today that it has completed the sale of its water and wastewater treatment operations to American Water Works (NYSE: AWK) for an aggregate purchase price of $979 million inclusive of adjustments. The transaction consists of $859 million in cash and $120 million in assumed debt and other liabilities and involves operations in Arizona, California, Illinois, Indiana, Ohio and Pennsylvania serving more than 340,000 customers.

                                    SIGNATURE
                                    ---------




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                         CITIZENS COMMUNICATIONS COMPANY
                         -------------------------------
                                  (Registrant)




                         By: /s/   Robert J. Larson
                            -----------------------
                            Robert J. Larson
                            Vice President and Chief Accounting Officer



Date: January 15, 2002

                                                  Citizens Communications
                                                  3 High Ridge Park
                                                  Stamford, CT 06905
                                                  203.614.5600
                                                  Web site: www.czn.net

FOR IMMEDIATE RELEASE

Contact:
Brigid M. Smith
Assistant Vice President
Corporate Communications
(203) 614-5042
bsmith@czn.com

           CITIZENS COMMUNICATIONS COMPLETES SALE OF WATER OPERATIONS
                            TO AMERICAN WATER WORKS

STAMFORD, Conn., Jan. 15, 2002 - Citizens Communications (NYSE: CZN, CZB) announced today that it has completed the sale of its water and wastewater treatment operations to American Water Works (NYSE: AWK) for an aggregate purchase price of $979 million inclusive of adjustments. The transaction consists of $859 million in cash and $120 million in assumed debt and other liabilities and involves operations in Arizona, California, Illinois, Indiana, Ohio and Pennsylvania serving more than 340,000 customers. With the completion of this transaction, Citizens has divested approximately two-thirds of its public utility operations for an aggregate of $1.351 billion.

About Citizens Communications
Citizens Communications currently is the seventh largest local exchange company in the United States, serving 2.5 million telephone access lines in 24 states. Citizens owns approximately 85 percent of Electric Lightwave, Inc. (NASDAQ:
ELIX), a facilities-based, integrated communications provider that offers a broad range of services to telecommunications-intensive businesses in the West. More information on Citizens can be found at www.czn.net.

This document contains forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the statements. These and all forward-looking statements (including oral representations) are only predictions or statements of current plans that are constantly under review by the company. All forward-looking statements may differ from actual results because of, but not limited to, changes in the local and overall economy, changes in market conditions for debt and equity securities, the nature and pace of technological changes, the number and effectiveness of competitors in the company's markets, success in overall strategy, changes in legal or regulatory policy, changes in legislation, the company's ability to identify future markets and successfully expand existing ones, the mix of products and services offered in the company's target markets, the effects of acquisitions and dispositions and the ability to effectively integrate businesses acquired. These important factors should be considered in evaluating any statement contained herein and/or made buy the company or on its behalf. The foregoing information should be read in conjunction with the company's filings with the U.S. Securities and Exchange Commission including, but not limited to, reports on Forms 10-K and 10-Q. The company does not intend to update or revise these forward-looking statements to reflect the occurrence of future events or circumstances. ###